Business Combinations and Divestitures	12 Months Ended
Dec. 31, 2012
Business Combinations and Divestitures
NOTE 2	Business Combinations and Divestitures

In January 2012, the Company acquired the banking operations of BankEast, a subsidiary of BankEast Corporation, from the FDIC. This transaction did not include a loss sharing agreement. The Company acquired approximately $261 million of assets and assumed approximately $252 million of deposits from the FDIC with this transaction.

In November 2012, the Company acquired the hedge fund administration servicing business of Alternative Investment Solutions, LLC. The Company recorded approximately $108 million of assets, including intangibles, and approximately $3 million of liabilities with this transaction.

In December 2012, the Company acquired FSV Payment Systems, Inc., a prepaid card program manager with a proprietary processing platform. The Company recorded approximately $243 million of assets, including intangibles, and approximately $28 million of liabilities with this transaction.

During 2011, the Company acquired the banking operations of First Community Bank of New Mexico (“FCB”) from the FDIC. The FCB transaction did not include a loss sharing agreement. The Company acquired 38 branch locations and approximately $1.8 billion in assets, assumed approximately $2.1 billion in liabilities, and received approximately $412 million in cash from the FDIC. In addition, the Company recognized a $46 million gain on this transaction during 2011.